                                                                     EXHIBIT 21

                                SUBSIDIARY LIST
                            AS OF NOVEMBER 20, 1996
                                 (PAGE 1 OF 4)



                                                 STATE OF                                 OWNERSHIP
             NAME OF SUBSIDIARY                ORGANIZATION           OWNED BY            PERCENTAGE
---------------------------------------------  ------------  --------------------------- ------------
Diabetes Treatment Centers of America, Inc.         DE       American Healthcorp, Inc.       100%

Arthritis and Osteoporosis Care Center, Inc.        DE       American Healthcorp, Inc.       100%

American Healthcorp of Texas, Inc.                  DE       American Healthcorp, Inc.       100%

AmSurg Corp.                                        TN       American Healthcorp, Inc.        61%

AmSurg KEC, Inc.                                    TN       AmSurg Corp.                    100%

The Endoscopy Center of Knoxville, L.P.             TN       AmSurg KEC, Inc.                 51%

AmSurg EC Topeka, Inc.                              TN       AmSurg Corp.                    100%

The Endoscopy Center of Topeka, L.P.                TN       AmSurg EC Topeka, Inc.           60%

AmSurg EC St. Thomas, Inc.                          TN       AmSurg Corp.                    100%

The Endoscopy Center of St. Thomas, L.P.            TN       AmSurg EC St. Thomas, Inc.       60%

AmSurg EC Centennial, Inc.                          TN       AmSurg Corp.                    100%

The Endoscopy Center of Centennial, L.P.            TN       AmSurg EC Centennial, Inc.       60%

AmSurg EC Beaumont, Inc.                            TN       AmSurg Corp.                    100%

The Endoscopy Center of Southeast Texas, L.P.       TN       AmSurg EC Beaumont, Inc.         60%

AmSurg EC Santa Fe, Inc.                            TN       AmSurg Corp.                    100%

The Endoscopy Center of Santa Fe, L.P.              TN       AmSurg EC Santa Fe, Inc.         60%

AmSurg EC Washington, Inc.                          TN       AmSurg Corp.                    100%

The Endoscopy Center of Washington D.C., L.P.       TN       AmSurg EC Washington, Inc.       60%

AmSurg Torrance, Inc.                               TN       AmSurg Corp.                    100%

The Endoscopy Center of the South Bay, L.P.         TN       AmSurg Torrance, Inc.            51%

AmSurg Encino, Inc.                                 TN       AmSurg Corp.                    100%

The Valley Endoscopy Center, L.P.                   TN       AmSurg Encino, Inc.              51%

AmSurg Brevard, Inc.                                TN       AmSurg Corp.                    100%

The Ophthalmology Center of Brevard, L.P.           TN       AmSurg Brevard, Inc.             51%

AmSurg Sebastopol, Inc.                             TN       AmSurg Corp.                    100%

The Sebastopol ASC, L.P.                            TN       AmSurg Sebastopol, Inc.          60%

AmSurg ENT Brevard, Inc.                            TN       AmSurg Corp.                    100%

The ENT Center of Brevard, L.P.                     TN       AmSurg ENT Brevard, Inc.         51%

                               SUBSIDIARY LIST
                           AS OF NOVEMBER 20, 1996
                                (PAGE 2 OF 4)
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
                                                 STATE OF                                 OWNERSHIP
             NAME OF SUBSIDIARY                ORGANIZATION           OWNED BY            PERCENTAGE
---------------------------------------------  ------------  --------------------------- ------------
AmSurg Abilene, Inc.                                TN       AmSurg Corp.                    100%

The Abilene ASC, L.P.                               TN       AmSurg Abilene, Inc.             60%

AmSurg West Tennessee, Inc.                         TN       AmSurg Corp.                    100%

The West Tennessee Center, L.P.                     TN       AmSurg West Tennessee, Inc.      40%

AmSurg Lakeland, Inc.                               TN       AmSurg Corp.                    100%

The Lakeland Ophthalmology Center, L.P.             TN       AmSurg Lakeland, Inc.            51%

AmSurg SWFLA, Inc.                                  TN       AmSurg Corp.                    100%

AmSurg Southwest Florida, L.P.                      TN       AmSurg SWFLA, Inc.               60%

AmSurg Lorain, Inc.                                 TN       AmSurg Corp.                    100%

The Lorain ASC, L.P.                                TN       AmSurg Lorain, Inc.              51%

AmSurg Maryville, Inc.                              TN       AmSurg Corp.                    100%

The Maryville ASC                                   TN       AmSurg Maryville, Inc.           51%

AmSurg Holdings, Inc.                               TN       AmSurg Corp.                    100%

The Knoxville Ophthalmology ASC, LLC                TN       AmSurg Holdings, Inc.            60%

The West Monroe Endoscopy ASC, LLC                  TN       AmSurg Holdings, Inc.            55%

Montgomery Eye Surgery Center, LLC                  TN       AmSurg Holdings, Inc.            51%

The Evansville ASC, LLC                             TN       AmSurg Holdings, Inc.            40%

The Sidney ASC, LLC                                 TN       AmSurg Holdings, Inc.            51%

The Bloomington ASC, LLC                            TN       AmSurg Holdings, Inc.            51%

The Union City ASC, LLC                             TN       AmSurg Holdings, Inc.            51%

The Cleveland ASC, LLC                              TN       AmSurg Holdings, Inc.            51%

The Milwaukee ASC, LLC                              TN       AmSurg Holdings, Inc.            51%

The Eye Care Network, LLC                           TN       AmSurg Holdings, Inc.            51%

The Alabama Eye Care Network, LLC                   TN       AmSurg Holdings, Inc.            51%

The Columbia ASC, LLC                               TN       AmSurg Holdings, Inc.            51%

The Wichita Orthopaedic ASC, LLC                    TN       AmSurg Holdings, Inc.            51%

The Minneapolis Endoscopy ASC, LLC                  TN       AmSurg Holdings, Inc.            51%

AmSurg Miami, Inc.                                  TN       AmSurg Corp.                    100%

The Miami ASC, L.P.                                 TN       AmSurg Miami, Inc.               70%


                               SUBSIDIARY LIST
                           AS OF NOVEMBER 20, 1996
                                (PAGE 3 OF 4)

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
                                                 STATE OF                                    OWNERSHIP
             NAME OF SUBSIDIARY                ORGANIZATION           OWNED BY               PERCENTAGE
---------------------------------------------  ------------  ------------------------------  ------------
AmSurg North Platte, Inc.                           TN       AmSurg Corp.                        100%

The North Platte ASC, L.P.                          TN       AmSurg North Platte, Inc.            51%

AmSurg Fort Collins, Inc.                           TN       AmSurg Corp.                        100%

The Fort Collins ASC, L.P.                          TN       AmSurg Fort Collins, Inc.            51%

AmSurg Hanford, Inc.                                TN       AmSurg Corp.                        100%

The Hanford ASC, L.P.                               TN       AmSurg Hanford, Inc.                 63%

AmSurg Dallas, Inc.                                 TN       AmSurg Corp.                        100%

AmSurg Port Arthur, Inc.                            TN       AmSurg Corp.                        100%

The Port Arthur ASC, L.P.                           TN       AmSurg Port Arthur, Inc.             51%

AmSurg Melbourne, Inc.                              TN       AmSurg Corp.                        100%

The Melbourne ASC, L.P.                             TN       AmSurg Melbourne, Inc.               51%

AmSurg Chicago, Inc.                                TN       AmSurg Corp.                        100%

The Chicago Endoscopy ASC, L.P.                     TN       AmSurg Chicago, Inc.                 51%

AmSurg Hillmont, Inc.                               TN       AmSurg Corp.                        100%

The Hillmont ASC, L.P.                              TN       AmSurg Hillmont, Inc.                51%

AmSurg Northwest Florida, Inc.                      TN       AmSurg Corp.                        100%

The Northwest Florida ASC, L.P.                     TN       AmSurg Northwest Florida, Inc.       51%

AmSurg Palmetto, Inc.                               TN       AmSurg Corp.                        100%

The Palmetto ASC, L.P.                              TN       AmSurg Palmetto, Inc.                51%

AmSurg Hallandale, Inc.                             TN       AmSurg Corp.                        100%

The Hallandale Surgery ASC, L.P.                    TN       AmSurg Hallandale, Inc.              51%

AmSurg Ocala, Inc.                                  TN       AmSurg Corp.                        100%

The Ocala Endoscopy ASC, L.P.                       TN       AmSurg Ocala, Inc.                   51%

AmSurg South Florida Network, Inc.                  TN       AmSurg Corp.                        100%

The GI Network of South Florida, L.P.               TN       AmSurg South Florida Network, Inc.   51%

AmSurg Largo, Inc.                                  TN       AmSurg Corp.                        100%

The Largo Urology ASC, L.P.                         TN       AmSurg Largo, Inc.                   40%

AmSurg Dade County, Inc.                            TN       AmSurg Corp.                        100%

Gastroenterology Group of South Florida             TN       AmSurg Dade County, Inc.             70%

                               SUBSIDIARY LIST
                           AS OF NOVEMBER 20, 1996
                                (PAGE 4 OF 4)


                                           STATE OF                                        OWNERSHIP
          NAME OF SUBSIDIARY             ORGANIZATION               OWNED BY               PERCENTAGE
-------------------------------------  --------------------  --------------------------- ------------
AmSurg Panama City, Inc.                    TN               AmSurg Corp.                    100%

The Panama City Eye ASC, L.P.               TN               AmSurg Panama City, Inc.         51%

AmSurg MEA, Inc.                            TN               AmSurg Corp.                    100%